UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 15, 2026

CALERES, INC.

(Exact name of registrant as specified in its charter)

New York	1-2191	43-0197190
(State or other jurisdiction of
incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

8300 Maryland Avenue St. Louis, Missouri	63105
(Address of principal executive offices)	(Zip Code)

(314) 854-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - par value of $0.01 per share	CAL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Principal Officer

Jack P. Calandra, the Company’s Senior Vice President and Chief Financial Officer will be stepping down from his position effective as of January 15, 2026, and he will no longer be an officer of the Company as of that date. Mr. Calandra will terminate his employment with the Company as of January 30, 2026. Mr. Calandra’s departure is not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices or to any issues regarding its accounting or financial policies or practices.

Appointment of Principal Officer

On January 15, 2026, Daniel L. Karpel, the Company’s Senior Vice President and Chief Accounting Officer was appointed to the additional role of Interim Chief Financial Officer effective January 21, 2026. In this position Mr. Karpel will assume the duties of principal financial officer from Mr. Calandra. Mr. Karpel, 55, has over 30 years of finance and accounting experience. Prior to joining the Company as the Senior Vice President and Chief Accounting Officer in 2025, he served as the Chief Financial Officer of Club Car Wash Operating, LLC from 2024 to 2025. Prior to this, Mr. Karpel served as Chief Financial Officer from 2023 to 2024 of CW Holdings, LLC and a legacy entity owning the brands of Soft Surroundings and Coldwater Creek, and served as Chief Accounting Officer of Eyecare Partners LLC from 2022 to 2023 and Spectrum Brands Holdings, Inc from 2020 to 2022. Mr. Karpel previously worked at Caleres from 2008 to 2016, and served as the Company’s Chief Accounting Officer from 2013 to 2016.

Item 7.01. Regulation FD Disclosure.

On January 21, 2026, the Company issued a press release (the “Press Release”) announcing that it was updating its fourth quarter and fiscal 2025 outlook to note the potential impact of the Saks Global bankruptcy and potential for restructuring charges not previously anticipated in the Company’s prior guidance.

Item 9.01.   Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release Issued January 21, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALERES, INC.
(Registrant)

Date: January 21, 2026	/s/ Thomas C. Burke
Thomas C. Burke
Senior Vice President, General Counsel and Secretary